Exhibit 99.1

THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED OCTOBER 30, 2025 AND THE BASE PROSPECTUS DATED AUGUST 4, 2025 (COLLECTIVELY, THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM MACKENZIE PARTNERS, INC., THE INFORMATION AGENT, BY CALLING (212) 929-5500 (BANKERS AND BROKERS) OR (800) 322-2885 (ALL OTHERS) OR BY EMAIL AT AMPG@mackenziepartners.com.

FORM OF INSTRUCTIONS AS TO USE OF AMPLITECH GROUP, INC.

TRANSFERABLE UNIT SUBSCRIPTION RIGHTS

CERTIFICATE

PLEASE CONSULT THE INFORMATION AGENT, SUBSCRIPTION AGENT, ESCROW AGENT, YOUR BANK OR BROKER FOR ANY QUESTIONS

The following instructions relate to the rights offering being conducted by AMPLITECH GROUP, INC., a Nevada corporation, to holders of our common stock, and certain eligible warrantholders (pursuant to contractual rights), as described in the prospectus supplement dated October 30, 2025. Holders of our common stock and certain eligible warrantholders (pursuant to contractual rights), as of 5:00 p.m., Eastern time, on November 10, 2025 (the “Record Date”) are receiving, at no charge, (i) two transferable subscription rights (the “Unit Subscription Rights”), each entitling such holders to purchase one unit (“Unit”) for each basic subscription right at a price equal to $4.00 (the “Unit Subscription Price”), subject to potential pro rata adjustment due to the maximum Unit Subscription Rights limitation as set forth in the Prospectus; and (ii) an oversubscription privilege, which will be exercisable only if holder exercises his or her basic subscription right in full and will entitle holder to purchase additional Units for which other rights holders do not subscribe, subject to certain pro rata allocations and ownership limitations. Each Unit will consist of one share of common stock, par value $0.001 per share (“Common Stock”), one series A right (“Series A Right”) and one series B right (“Series B Right”, together with the Series A Right, collectively, the “Series Rights”), with each Series Right entitling the holder to purchase one share of our Common Stock. The offering of the Unit Subscription Rights and the Series Rights is referred to as the “offering.”

The Common Stock, Series A Right and Series B Right comprising the Units will separate upon the closing of the Unit Subscription Rights offering and will be issued separately but may only be purchased as a Unit. The Units will not be issued or traded as a separate security.

The Series Rights are exercisable commencing on their date of issuance at an exercise price equal to (i) in the case of the Series A Right, $5.00 and (ii) in the case of the Series B Right, $6.00.

The Unit Subscription Rights will be evidenced by transferable Unit Subscription Rights certificates (the “Transferable Unit Subscription Rights Certificate”). The number of basic subscription rights to which you are entitled is printed on the face of your Transferable Unit Subscription Rights Certificate.

Oversubscription Privilege

If a holder purchases all of the Units available to it pursuant to its basic subscription rights, it may also exercise an oversubscription privilege to purchase additional Units to the extent other rights holders do not exercise their basic subscription rights in full. Oversubscription privilege will be allocated pro rata among rights holders who oversubscribe, based on the number of oversubscription Units for which the rights holders have over-subscribed. If you exercise fewer than all of your basic subscription rights, however, you will not be entitled to purchase any additional Units pursuant to the oversubscription privilege. There will be no oversubscription privilege for the Series Rights.

If you wish to exercise your oversubscription privilege, you should deliver a completed Transferable Unit Subscription Rights Certificate indicating the number of additional Units that you would like to purchase in this rights offering to VStock Transfer, LLC (“Subscription Agent”) and the required payment to Citizens Bank, N.A. (“Escrow Agent”) by December 10, 2025, the expiration date of the subscription offering or, if your shares of Common Stock are held in an account with a broker-dealer, trust company, bank or other nominee that qualifies as an Eligible Guarantor Institution, deliver the required Nominee Holder Certification to the Subscription Agent and the required payment to the Escrow Agent by the expiration date of the Unit Subscription Rights offering. When you send in your Transferable Unit Subscription Rights Certificate to Subscription Agent, you must also send the aggregate Unit Subscription Price for the number of additional Units that you have requested to purchase to the Escrow Agent.

If the number of basic subscription rights exercised exceed the number of Units available, we will allocate the Units pro-rata among rights holders who subscribed based on the number of basic subscription rights for which the rights holders subscribed. If the number of Units remaining after the exercise of Unit Subscription Rights is not sufficient to satisfy all requests for Units pursuant to oversubscription privilege, we will allocate the remaining available Units pro rata among rights holders who oversubscribed based on the number of oversubscription Units for which the rights holders have oversubscribed. The Escrow Agent will promptly return any excess payments in the form in which made. To the extent your aggregate subscription payment for the actual number of Units available to you pursuant to the oversubscription privilege is less than the amount actually paid in connection with the exercise of the oversubscription privilege, you will be allocated only the number of unsubscribed Units available to you, and any excess subscription payment will be promptly returned to you, without interest or penalty, after the expiration of the Unit Subscription Rights offering.

In connection with the exercise of the oversubscription privilege, banks, brokers and other nominee holders of the basic subscription rights who act on behalf of beneficial owners will be required to certify to us and to the Subscription Agent as to the aggregate number of basic subscription rights exercised, and the number of Units requested through the oversubscription privilege, by each beneficial owner on whose behalf the nominee holder is acting.

Unit Subscription Rights may only be exercised in aggregate for whole numbers of Units. Only whole numbers of shares of Common Stock and Series Rights exercisable for whole numbers of shares of Common Stock will be issuable to you in this offering; any right to a fractional share to which you would otherwise be entitled will be terminated, without consideration to you. You are not required to exercise any or all of your basic subscription rights. If you do not exercise your Unit Subscription Rights, you will lose any value represented by your Unit Subscription Rights, and if you do not exercise your Unit Subscription Rights in full, your percentage ownership interest and related rights in our company will be diluted. Your percentage ownership of our voting stock may also decrease if you do not exercise your Unit Subscription Rights in full.

Expiration Time – Unit Subscription Rights

THE UNIT SUBSCRIPTION RIGHTS WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN TIME, DECEMBER 10, 2025, SUBJECT TO EXTENSION OR EARLIER TERMINATION (THE “UNIT SUBSCRIPTION RIGHTS EXPIRATION DATE”). YOUR TRANSFERABLE UNIT SUBSCRIPTION RIGHTS CERTIFICATE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME AND SUBSCRIPTION PAYMENT FOR EACH UNIT SUBSCRIPTION RIGHT THAT IS EXERCISED PURSUANT TO THE UNIT SUBSCRIPTION RIGHTS MUST BE RECEIVED BY THE ESCROW AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE UNIT SUBSCRIPTION RIGHTS EXPIRATION DATE. ONCE YOU HAVE EXERCISED YOUR UNIT SUBSCRIPTION RIGHTS, SUCH EXERCISE MAY NOT BE REVOKED OR CHANGED, EVEN IF YOU LATER LEARN INFORMATION THAT YOU CONSIDER TO BE UNFAVORABLE TO THE EXERCISE OF YOUR UNIT SUBSCRIPTION RIGHTS. UNIT SUBSCRIPTION RIGHTS NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN TIME, ON THE UNIT SUBSCRIPTION RIGHTS EXPIRATION DATE WILL EXPIRE WITHOUT VALUE.

If you do not exercise your Unit Subscription Rights prior to that time, your Unit Subscription Rights will expire and will no longer be exercisable. We will not be required to sell Units to you if the Subscription Agent receives your Transferable Unit Subscription Rights Certificate after 5:00 p.m., Eastern time, on the Unit Subscription Rights Expiration Date or if the Escrow Agent receives your subscription payment after 5:00 p.m., Eastern time, on the Unit Subscription Rights Expiration Date regardless of when the Transferable Unit Subscription Rights Certificate and subscription payment were sent. If you send your Unit Transferable Subscription Rights Certificate, we recommend that you send them by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to the expiration of the subscription period or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable).

The maximum number of Units available for issuance in this offering is 8,000,000. If at any time the issuance of Units pursuant to the exercise of the Unit Subscription Rights exceeds such share limitation, no additional Units will be issued, the Unit Subscription Rights offering will be terminated and any outstanding Unit Subscription Rights will immediately expire and the amount subscribed for by each holder will be proportionally reduced. In addition, if you own a small number of shares of Common Stock, your exercise of your Unit Subscription Rights may not result in the issuance of any Units. Although we intend to honor all properly exercised Unit Subscription Rights, there are circumstances under which a stockholder may not receive any shares upon exercising such rights. If the total number of Units requested in connection with the exercise of basic Unit Subscription Rights exceeds the maximum number of Units that may be issued under this Prospectus Supplement or the Registration Statement, allocations may be reduced on a pro rata basis, which could result in certain stockholders receiving none of the shares requested. In any such case, any payments made in connection with your subscription will be returned without interest, and you may not receive any Units even though you exercised your rights.

If you have any questions concerning the offering, please contact the Information Agent, MacKenzie Partners, Inc. by telephone at 212-929-5500 (bankers and brokers) or (800) 322-2885 (all others) or by email at AMPG@mackenziepartners.com. The Subscription Agent can be reached by telephone at (212) 828-8436, or by email at action@vstocktransfer.com.

1. Method of Subscription—Exercise of Subscription Rights

To exercise your Unit Subscription Rights, please: (1) complete Form 1 on your Transferable Unit Subscription Rights Certificate, attached to these instructions; (2) sign Form 4 of your Transferable Unit Subscription Rights Certificate; and (3) mail the properly completed and executed Transferable Unit Subscription Rights Certificate evidencing the basic subscription rights and, if applicable, the oversubscription privilege subscribed, to the Subscription Agent, and with payment in full of the Subscription Unit Price for each Unit subscribed for pursuant to the basic subscription rights and, if applicable upon exercise of all basic subscription rights, if applicable, the oversubscription privilege, according to the payment instructions set forth below and in the Transferable Unit Subscription Rights Certificate to the Escrow Agent, on or prior to the expiration of the Unit Subscription Rights offering.

Additionally, if the share of Common Stock and Series Rights issued pursuant to the Units to be sold pursuant to the Unit Subscription Rights are to be issued in a name other than that of the registered holder, or sent to an address other than that shown on the front of the Transferable Unit Subscription Rights Certificate, please complete Form 2 and/or Form 3, as applicable, of the Transferable Unit Subscription Rights Certificate and obtain a signature guarantee on Form 5 prior to mailing the Transferable Unit Subscription Rights Certificate to the Subscription Agent, prior to the Unit Subscription Rights Expiration Date. Payment of the Unit Subscription Price will be held in escrow by Escrow Agent, on our behalf, in a segregated account.

(a) Method of Execution

(i) Execution by Registered Holder. Your signature on the Transferable Unit Subscription Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Transferable Unit Subscription Rights Certificate without any alteration or change whatsoever. Persons who sign the Transferable Unit Subscription Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the subscription agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(ii) Execution by Person Other than Registered Holder. If the Transferable Unit Subscription Rights Certificate is executed by a person other than the holder named on the face of the Transferable Unit Subscription Rights Certificate, proper evidence of authority of the person executing the Transferable Unit Subscription Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

(iii) Signature Guarantees. If you completed any part of Form 2 and/or Form 3 of the Transferable Unit Subscription Rights Certificate to provide that the Common Stock and Series Rights issued pursuant to the Units sold pursuant to your exercise of Unit Subscription Rights to be (x) sent to an address other than that shown on the front of the Transferable Unit Subscription Rights Certificate, or (y) transferred to a name other than that of the registered holder, your signature in Form 4 must be guaranteed in Form 5 by an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or by a member of a Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP, subject to standards and procedures adopted by the Subscription Agent.

(b) Method of Payment and Delivery

Registered holders must (a) deliver to the Escrow Agent payment of the full Unit Subscription Price for Units acquired in the basic subscription rights and, as applicable upon exercise of all basic subscription rights, any additional Units subscribed for pursuant to the oversubscription privilege and (b) deliver to the Subscription Agent a properly completed and duly executed Transferable Unit Subscription Rights Certificate along with any required documents. The properly completed and duly executed Transferable Unit Subscription Rights Certificate, along with any required subscription documents, if applicable, must be received by the Subscription Agent at the Subscription Agent’s offices set forth below, at or prior to 5:00 p.m., Eastern time, on the Unit Subscription Rights Expiration Date. Full payment for the Units must be received by the Escrow Agent at or prior to 5:00 p.m., Eastern time, on Unit Subscription Rights Expiration Date, unless the offering is extended by us.

All payments by a registered holder must be in U.S. dollars by wire transfer to the account maintained by the Escrow Agent, for purposes of accepting subscriptions in this offering with reference to the registered holder’s name.

Beneficiary Account Name:	Citizens Bank, N.A.
Company Account Number:
ABA/Routing number:
Bank:

For Further Credit:	Amplitech Group, Inc.
Account Number:

Transferable Unit Subscription Rights Certificate must be delivered to the Subscription Agent by hand, or overnight courier or by first class mail to the below:

If delivering by hand: VStock Transfer, LLC 18 Lafayette Place Woodmere, NY 11598	If delivering by mail or overnight courier: VStock Transfer, LLC 18 Lafayette Place Woodmere, NY 11598

Delivery to an address or by a method other than those above will not constitute valid delivery.

2. Issuance of Common Stock and Series Rights

The following deliveries and payments will be made and/or issued to the address shown on the face of your Transferable Unit Subscription Rights Certificate, unless you provide instructions to the contrary in your Transferable Unit Subscription Rights Certificate.

(a)	Basic Rights. As soon as practicable following the Unit Subscription Rights Expiration Date and the valid exercise of the basic subscription rights, subject to the maximum Unit Subscription Rights limitation and pro rata adjustments as set forth in the Prospectus, we will issue to each holder exercising their basic subscription rights shares of Common Stock and Series Rights in book-entry (or uncertificated form), or if so requested by the registered holder, in certificated form representing shares of Common Stock and Series Rights, included in the Units purchased pursuant to the basic subscription rights.

(b)	Oversubscription Privilege. As soon as practicable following the Unit Subscription Rights Expiration Date and after all prorations and adjustments contemplated by the terms of the rights offering have been effected, we will issue to each holder of Unit Subscription Rights that validly exercises the oversubscription privilege shares of Common Stock and Series Rights in book-entry, or uncertificated, form representing the number of shares of Common Stock and Series Rights included in the Units, if any, allocated to such holder of Unit Subscription Rights pursuant to the oversubscription privilege.

(c)	Excess Cash Payments. As soon as practicable following the Unit Subscription Rights Expiration Date and after all prorations and adjustments contemplated by the terms of the rights offering have been effected, any excess subscription payments received in payment will be refunded by the Escrow Agent to each holder of Unit Subscription Rights, without interest or penalty.

3. Special Provisions Relating to the Delivery of Subscription Rights through the Depository Trust Company

Banks, trust companies, securities dealers and brokers that hold shares of our Common Stock on the Record Date as nominee for more than one beneficial owner may, upon proper showing to the subscription agent, exercise such beneficial owner’s Subscription Rights through DTC on the same basis as if the beneficial owners were stockholders on the Record Date. Such nominee may exercise the basic subscription rights on behalf of the exercising beneficial owner through DTC’s PSOP Function on the “agents subscription over PTS” procedure by (1) providing a certification as to the aggregate number of basic subscription rights exercised by the beneficial owner on whose behalf such nominee is acting, and (2) instruct DTC to charge the nominee’s applicable DTC account for the subscription payment for the new Units to facilitate the delivery of the full subscription payment to the Escrow Agent. DTC must receive the subscription instructions and payment for the new Units prior to Subscription Rights Expiration Date so that the subscription payment can be delivered to the Escrow Agent and the subscription can be delivered to the Subscription Agent, no later than the Subscription Rights Expiration Date.

If you hold your shares or Series Rights through your broker, dealer, bank or other nominee, you should promptly contact your broker, dealer, bank or other nominee and submit your subscription documents and payment in accordance with the instructions and within the time period provided by your broker, dealer, bank or other nominee.

4. Form W-9

Each basic subscription rights holder who elects to exercise basic rights should provide the Subscription Agent with a correct Taxpayer Identification Number (TIN) on IRS Form W-9. See “Material U.S. Federal Income Tax Consequences — Information Reporting and Backup Withholding” in the Prospectus. Failure to provide the information on the form may subject such holder to a $50 penalty for each such failure and to 24% federal income tax withholding with respect to dividends (including deemed dividends) that may be paid by the company on shares of its Common Stock. Foreign Persons are generally required to provide an appropriate IRS Form W-8 rather than IRS Form W-9 and may be subject to withholding on dividends (including deemed dividends) at a rate of up to 30%.